Exhibit 99.1

CONSENT IN WRITING OF
BOARDS OF DIRECTORS OF
ASIAFIN HOLDINGS CORP.

IN LIEU OF AN ORGANIZATIONAL MEETING

____August 3____, 2021

Pursuant to Sections 78.315 of the Nevada Revised Statutes, the undersigned being the Directors of ASIAFIN HOLDINGS CORP., a Nevada corporation (the “Company”), do hereby authorize, approve, and consent to the adoption of the following resolutions and the actions contemplated therein, without meeting:

1.	Issuance of shares

WHEREAS various subscribers have agreed to subscribe for and have paid for shares of common stock in the capital of the Company pursuant to the Company’s registration statement on Form S-1, which was declared effective on March 31, 2021;

THAT shares of common stock be issued to the following Individual and Companies:

Name	Share to issue	Payment	Per share price
TEY KOCK YEW	40,000	$ 40,000	$ 1.00
ANG CHIN SENG	40,000	$ 40,000	$ 1.00
WENJUN LI	31,000	$ 31,000	$ 1.00
ANG TECK KONG	30,000	$ 30,000	$ 1.00
NG CHAI KEH	30,000	$ 30,000	$ 1.00
WONG SAU YI	30,000	$ 30,000	$ 1.00
CHOO SOON NGEE	25,000	$ 25,000	$ 1.00
WONG WAI CHI	25,000	$ 25,000	$ 1.00
EZZEDINE ABDUL RAZAK	25,000	$ 25,000	$ 1.00
AMIRUDIN BIN ABD. RAHMAN	25,000	$ 25,000	$ 1.00
TAY LIP SENG	25,000	$ 25,000	$ 1.00
LEE TUSI LING	25,000	$ 25,000	$ 1.00
MOHAMAD SHAQIL EZRY BIN SHAHRILNAZIM	25,000	$ 25,000	$ 1.00
YONG CHEE FOO	25,000	$ 25,000	$ 1.00

LEE PEI LING	25,000	$ 25,000	$ 1.00
HO MEI YEN @ HOO MEI ING	25,000	$ 25,000	$ 1.00
TAN SIEW CHING	24,000	$ 24,000	$ 1.00
TAN SIEW MENG	21,500	$ 21,500	$ 1.00
YEO SOO HUA	15,000	$ 15,000	$ 1.00
TAN AH HUAT	15,000	$ 15,000	$ 1.00
TAN TENG MING	15,000	$ 15,000	$ 1.00
CHONG WAI YOONG	12,000	$ 12,000	$ 1.00
CHAU SHU KIAW	10,800	$ 10,800	$ 1.00
CHIAM ENG KUANG @ CHIAM YOONG WANG	10,000	$ 10,000	$ 1.00
OOI WEE LUEN	10,000	$ 10,000	$ 1.00
YAP HAI SEE	10,000	$ 10,000	$ 1.00
LEONG CHOI FOONG	10,000	$ 10,000	$ 1.00
HONG SEE HING	10,000	$ 10,000	$ 1.00
CHAN KOK LEONG	10,000	$ 10,000	$ 1.00
TAN YEE HUI	10,000	$ 10,000	$ 1.00
LIM FONG CHUEN @ LIM FUNG KIM	10,000	$ 10,000	$ 1.00
LIM SIN KOOI	10,000	$ 10,000	$ 1.00
CHEW CHOONG CHENG	10,000	$ 10,000	$ 1.00
NICHOLAS CHEAM YEN KAIT	8,000	$ 8,000	$ 1.00
CHONG SEOK MUI	6,000	$ 6,000	$ 1.00
TAN SIZ HOW	6,000	$ 6,000	$ 1.00
MELISSA YEOH LI SHA	6,000	$ 6,000	$ 1.00
EMILY YEOH LI WEI	6,000	$ 6,000	$ 1.00
LOH TECK CHENG @ LOH TECK CHING	5,000	$ 5,000	$ 1.00
CHANG CHEE LOONG	5,000	$ 5,000	$ 1.00

CHOO CHU WAH	5,000	$ 5,000	$ 1.00
KOK POH CHEE	5,000	$ 5,000	$ 1.00
LOKE LI CHUEN	5,000	$ 5,000	$ 1.00
JONATHAN LEE T’NG YI	5,000	$ 5,000	$ 1.00
R.NIRMALADEVI	5,000	$ 5,000	$ 1.00
TANG CHIN YEW	5,000	$ 5,000	$ 1.00
NG YEOW YONG	4,000	$ 4,000	$ 1.00
MUHAMMAD ADIB BIN MOHD SAPIE	4,000	$ 4,000	$ 1.00
ONG BOON LOONG	4,000	$ 4,000	$ 1.00
YONG POH YOKE	4,000	$ 4,000	$ 1.00
NORIFAH BINTI MOHD MOKHTAR	3,000	$ 3,000	$ 1.00
CHU @ CHUA SWEE FONG	3,000	$ 3,000	$ 1.00
R RAJA SEELAN A/L M.RAJADURAI	3,000	$ 3,000	$ 1.00
LEE SOOK KIM	3,000	$ 3,000	$ 1.00
DON MAHENDRASENA RANASINGHE	3,000	$ 3,000	$ 1.00
TAN YAN LING	3,000	$ 3,000	$ 1.00
WONG SOON LIN @ IRMAZLIN BT ABDULLAH	3,000	$ 3,000	$ 1.00
CHEONG TAK HUA	3,000	$ 3,000	$ 1.00
CHONG SOOK KIEW	3,000	$ 3,000	$ 1.00
LOW HUOI SEONG	3,000	$ 3,000	$ 1.00
MEOR MOHD TARMIZZI BIN MEOR MOHD SHUKRI	3,000	$ 3,000	$ 1.00
SYLVIAN DAS	3,000	$ 3,000	$ 1.00
YEW SIEW FONG	3,000	$ 3,000	$ 1.00
LIM BING KHON	3,000	$ 3,000	$ 1.00
CHAN MIEW LAN	3,000	$ 3,000	$ 1.00
TAN MEI-LI @ NINA TAN	3,000	$ 3,000	$ 1.00

P. RAMESH A/L V POOBALASINGAM	3,000	$ 3,000	$ 1.00
ANGELINE A/P A.VASEERKARAN	3,000	$ 3,000	$ 1.00
ELIZABETH ONG ROZARIO	3,000	$ 3,000	$ 1.00
LEE CHONG KUANG	3,000	$ 3,000	$ 1.00
SIA SENG HENG	3,000	$ 3,000	$ 1.00
KAMALANATHAN A/L CHELLIAH	2,000	$ 2,000	$ 1.00
BAHAROM BIN EMBI	2,000	$ 2,000	$ 1.00
ALFRED DHANAPALAN A/L SAMUEL NATHAN	2,000	$ 2,000	$ 1.00
KOVIL PILLAI FRANCIS A/L PACKIAMUTHU	2,000	$ 2,000	$ 1.00
NG SEE BIING	2,000	$ 2,000	$ 1.00
TAY LAY YONG	2,000	$ 2,000	$ 1.00
OOI ENG HONG	1,000	$ 1,000	$ 1.00
SUSIELAH A/P SANNYASI	1,000	$ 1,000	$ 1.00
MESHACH MANOHARAN	1,000	$ 1,000	$ 1.00
MICHAEL MANOHARAN	1,000	$ 1,000	$ 1.00
ROMESH PAUL RAJ A/L SURESH JOHN	1,000	$ 1,000	$ 1.00
RAJIV PAUL RAJ A/L SURESH JOHN	1,000	$ 1,000	$ 1.00
MURALI A/L SIVASAMY	1,000	$ 1,000	$ 1.00
THOMAS A/L P.C. THOMAS	1,000	$ 1,000	$ 1.00
JAMARI BIN MOHTAR	1,000	$ 1,000	$ 1.00
MAZLINDA BINTI MOHAMED MAHDI	1,000	$ 1,000	$ 1.00
TOTAL	837,300	$ 837,300	$ 1.00

NOW, THEREFORE, BE IT:

RESOLVED, that the Initial Public Offering be closed as of the date first written above.

RESOLVED, that the Company be, and hereby is authorized to enter into subscription agreements to sell the Shares pursuant to the Initial Public Offering; and be it further

RESOLVED, that any and all actions taken by the officers and directors of the Company in connection with the foregoing resolutions be an hereby are approved and ratified as if approved prior to such actions being taken; and be it further

RESOLVED, that the proper officers be, and they and each of them hereby are, authorized and empowered, in the name of the Company and on its behalf, to do all such further acts and things and to execute, and deliver all such additional documents, instruments and certificates, as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable for the purposes of carrying out the foregoing resolutions, any such determination to be conclusively evidenced by the doing by such officers of any such act or thing, or the execution and delivery by such officers of any such additional documents, instruments or certificates.

IN WITHNESS HEREOF, the undersigned have executed this Written Consent as of the date first written above.

/s/ WONG KAI CHEONG	/s/ SEAH KOK WAH
WONG KAI CHEONG	SEAH KOK WAH
Director	Director
Date: __August 3__, 2021	Date: __August 3__, 2021